LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                  [AAMES LOGO]

--------------------------------------------------------------------------------
                         $[1,167,000,000] (APPROXIMATE)
                     AAMES MORTGAGE INVESTMENT TRUST 2004-1

                          AAMES INVESTMENT CORPORATION
                                    (SELLER)

                            AAMES CAPITAL CORPORATION
                                   (SERVICER)

                             WELLS FARGO BANK, N.A.
                 (MASTER SERVICER AND SECURITIES ADMINISTRATOR)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       1

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------------------------------
                                      AAMES MORTGAGE INVESTMENT TRUST 2004-1
-----------------------------------------------------------------------------------------------------------------
                                                   TO 20% CALL
-----------------------------------------------------------------------------------------------------------------
                                             Est.     Payment    Initial                  Legal
                                            WAL(1)   Window(1)   C/E (2)    Initial       Final        Ratings
   Class     Approx. Size ($)   Benchmark   (yrs.)     (mos.)      (%)     Margin(7)    Maturity    (Moody's/S&P)
-----------------------------------------------------------------------------------------------------------------

  1A1(3)          461,560,000    1M LIBOR    2.05      1 - 61     20.60%      TBD      01/25/2035      Aaa/AAA
  1A2(3)           81,452,000    1M LIBOR    2.05      1 - 61     20.60%      TBD      01/25/2035      Aaa/AAA
  2A1(4)          409,788,000    1M LIBOR    2.05      1 - 61     20.60%      TBD      01/25/2035      Aaa/AAA
-----------------------------------------------------------------------------------------------------------------
A-IO(5)(6)        120,000,000       N/A       N/A       N/A        N/A        N/A          N/A         Aaa/AAA
-----------------------------------------------------------------------------------------------------------------
    M1             37,800,000    1M LIBOR    4.37     43 - 61     17.45%      TBD      01/25/2035      Aa1/AA+
    M2             37,200,000    1M LIBOR    4.30     42 - 61     14.35%      TBD      01/25/2035      Aa2/AA+
    M3             23,400,000    1M LIBOR    4.26     41 - 61     12.40%      TBD      01/25/2035       Aa3/AA
    M4             21,000,000    1M LIBOR    4.23     40 - 61     10.65%      TBD      01/25/2035       A1/AA
    M5             19,800,000    1M LIBOR    4.22     39 - 61      9.00%      TBD      01/25/2035      A2/AA-
    M6             18,000,000    1M LIBOR    4.20     39 - 61      7.50%      TBD      01/25/2035       A3/A+
    M7             17,400,000    1M LIBOR    4.19     38 - 61      6.05%      TBD      01/25/2035      Baa1/A
    M8             13,800,000    1M LIBOR    4.18     38 - 61      4.90%      TBD      01/25/2035      Baa2/A-
    M9             12,000,000    1M LIBOR    4.18     38 - 61      3.90%      TBD      01/25/2035     Baa3/BBB+
    B1              7,800,000    1M LIBOR    4.16     37 - 61      3.25%      TBD      01/25/2035      NR/BBB+
    B2              6,000,000    1M LIBOR    4.16     37 - 61      2.75%      TBD      01/25/2035       NR/BBB
-----------------------------------------------------------------------------------------------------------------
   B3(6)           10,200,000    1M LIBOR    4.16     37 - 61      1.90%      TBD      01/25/2035      NR/BBB-
-----------------------------------------------------------------------------------------------------------------

                                                   TO MATURITY
-----------------------------------------------------------------------------------------------------------------
                                             Est.     Payment    Initial                  Legal
                                            WAL(1)   Window(1)   C/E (2)    Initial       Final        Ratings
   Class     Approx. Size ($)   Benchmark   (yrs.)     (mos.)      (%)     Margin(7)    Maturity    (Moody's/S&P)
-----------------------------------------------------------------------------------------------------------------

  1A1(3)          461,560,000    1M LIBOR    2.47      1 - 191    20.60%      TBD      01/25/2035      Aaa/AAA
  1A2(3)           81,452,000    1M LIBOR    2.47      1 - 191    20.60%      TBD      01/25/2035      Aaa/AAA
  2A1(4)          409,788,000    1M LIBOR    2.47      1 - 191    20.60%      TBD      01/25/2035      Aaa/AAA
-----------------------------------------------------------------------------------------------------------------
A-IO(5)(6)        120,000,000       N/A       N/A       N/A       N/A         N/A          N/A         Aaa/AAA
-----------------------------------------------------------------------------------------------------------------
    M1             37,800,000    1M LIBOR    5.47     43 - 161    17.45%      TBD      01/25/2035      Aa1/AA+
    M2             37,200,000    1M LIBOR    5.38     42 - 155    14.35%      TBD      01/25/2035      Aa2/AA+
    M3             23,400,000    1M LIBOR    5.33     41 - 148    12.40%      TBD      01/25/2035       Aa3/AA
    M4             21,000,000    1M LIBOR    5.28     40 - 143    10.65%      TBD      01/25/2035       A1/AA
    M5             19,800,000    1M LIBOR    5.24     39 - 138     9.00%      TBD      01/25/2035      A2/AA-
    M6             18,000,000    1M LIBOR    5.20     39 - 132     7.50%      TBD      01/25/2035       A3/A+
    M7             17,400,000    1M LIBOR    5.15     38 - 125     6.05%      TBD      01/25/2035      Baa1/A
    M8             13,800,000    1M LIBOR    5.09     38 - 117     4.90%      TBD      01/25/2035      Baa2/A-
    M9             12,000,000    1M LIBOR    5.02     38 - 110     3.90%      TBD      01/25/2035     Baa3/BBB+
    B1              7,800,000    1M LIBOR    4.92     37 - 102     3.25%      TBD      01/25/2035      NR/BBB+
    B2              6,000,000    1M LIBOR    4.84     37 - 95      2.75%      TBD      01/25/2035       NR/BBB
-----------------------------------------------------------------------------------------------------------------
   B3(6)           10,200,000    1M LIBOR    4.68     37 - 89      1.90%      TBD      01/25/2035      NR/BBB-
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        2

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

(1)  The Notes will be priced assuming 100% of the Prepayment Assumption. 100%
     of the Prepayment Assumption assumes 27% CPR over the life of the Mortgage
     Loans.

(2)  Initial Credit Enhancement includes initial overcollateralization of approximately 1.90%.

(3)  The Class 1A1 and 1A2 Notes are the Senior Notes of Group 1.

(4)  The Class 2A1 Notes are the Senior Notes of Group 2.

(5)  The Class A-IO Notes are component notes, with Components A-IO(1) and
     A-IO(2) corresponding to Group 1 and Group 2, respectively.

(6)  Not offered hereby.

(7)  The interest rate on the Notes, with the exception of the Class A-IO Notes, will be subject to the Net Funds Cap and a hard cap of 12.00%.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        3

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Issuer:                          Aames Mortgage Investment Trust 2004-1

Depositor:                       Structured Asset Securities Corporation

Indenture Trustee:               Deutsche Bank National Trust Company

Owner Trustee:                   TBD

Master Servicer and Securities   Wells Fargo Bank, N.A.
Administrator:

Seller:                          Aames Investment Corporation

Servicer:                        Aames Capital Corporation

Lead Managers:                   Lehman Brothers Inc. and Morgan Stanley & Co.
                                 Inc.

Co-Managers:                     Bear Stearns, Citigroup Global Markets,
                                 Countrywide Securities, RBS Greenwich Capital,
                                 CSFB, and Friedman Billings Ramsey

Payment Date:                    25th of each month, or the next succeeding
                                 Business Day First Payment Date: December 27,
                                 2004

Statistical Cut-Off Date:        November 1, 2004

Statistical Mortgage Loans:      As of the Statistical Cut-Off Date, the
                                 aggregate collateral pool consists of 6,177
                                 loans with an unpaid principal balance of
                                 approximately $1,071,840,601.

                                 On the Closing Date, the aggregate unpaid
                                 principal balance of mortgage loans conveyed to
                                 the trust will be approximately $1,200,000,000.

Pricing Date:                    Week of November 22, 2004

Closing Date:                    On or about December 3, 2004

Settlement Date:                 On or about December 3, 2004 through DTC,
                                 Euroclear or Clearstream.

Delay Days:                      The Notes, excluding the Class A-IO Notes, will
                                 have a 0 day delay. The Class A-IO Notes will
                                 have a 24 day delay.

Day Count:                       The Notes, excluding the Class A-IO Notes, will
                                 accrue on an Actual/360 basis. The Class A-IO
                                 Notes will accrue on a 30/360 basis.

Collection Period:               2nd day of prior month through 1st day of month
                                 of the related Payment Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        4

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
Servicing Fee:                   The servicing fee is equal to 0.500% of the
                                 loan principal balance annually.

Master Servicing Fee:            The master servicing fee is equal to 0.0125% of
                                 the loan principal balance annually.

Clearing/Registration:           Book-entry through DTC, Euroclear, and
                                 Clearstream.

Senior Notes:                    Classes 1A1, 1A2, 2A1, and A-IO

Subordinate Notes:               Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1,
                                 B2, B3

Denomination:                    $25,000 minimum and increments $1 in excess
                                 thereof for the Senior Notes.

                                 $100,000 minimum and increments $1 in excess
                                 thereof for the Subordinate Notes.

SMMEA Eligibility:               The Senior Notes and the Class M1, M2, M3, M4,
                                 and M5 Notes are expected to be SMMEA eligible.

ERISA Eligibility:               The Notes are expected to be ERISA eligible.

Tax Status:                      Debt for Federal income tax purposes.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        5

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

PRINCIPAL PAYMENT PRIORITY

At the Senior level, the collateral is divided into two groups: Group 1 and
Group 2;

I.   Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

     1)   All principal from Group 1 will be paid as follows:

          (i)  If a Group 1 Sequential Trigger Event is not in effect, to the
               Class 1A1 and 1A2 Notes, on a pro-rata basis, until their
               principal balances are reduced to zero;

          (ii) If a Group 1 Sequential Trigger Event is in effect, to the Class
               1A1 and 1A2 Notes, sequentially and in that order, until their principal balances are reduced to zero.

     2)   All principal from Group 2 will be paid to the Class 2A1 Notes until their principal balances are reduced to zero.

     3)   If the Senior Notes of either group have been reduced to zero, all principal from that group will be allocated to the Senior Notes of the other group, to be paid as described above, until all the Senior Notes have been reduced to zero. Once the Senior Notes have been retired, principal will be allocated sequentially to the Class M1, M2, M3, M4,
          M5, M6, M7, M8, M9, B1, B2, and B3 Notes, in that order, in each case until its principal balance is reduced to zero.

II.  On or after the Stepdown Date and as long as a Trigger Event is not in effect: principal from each group will be paid to the related Senior Notes as follows:

     1)   All principal from Group 1 will be paid as described in Step I(1)
          above and all principal from Group 2 will be paid as described in Step
          I(2) above, concurrently, until the Targeted Senior Enhancement
          Percentage has been reached (i.e., equals two times the initial Senior
          Enhancement Percentage);

     2)   If the Senior Notes of either group have been reduced to zero, all principal from that group will be allocated to the Senior Notes of the other group, to be paid as described in Step II(1) above, until the
          Targeted Senior Enhancement Percentage has been reached. Once the
          Targeted Senior Enhancement Percentage has been reached, all principal will then be allocated sequentially to the Class M1, M2, M3, M4, M5,
          M6, M7, M8, M9, B1, B2, and B3 Notes, in that order, so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for such class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50%
          of the Cut-Off Date collateral Balance.

III. The Stepdown Date is the later of (i) the Payment Date upon which the
     Senior Enhancement Percentage (as defined herein) is at least double the original Senior Enhancement Percentage (i.e. meets the Targeted Senior
     Enhancement Percentage), or (ii) the 37th Payment Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        6

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

INTEREST PAYMENT PRIORITY

The Interest Rates for the Class 1A1, 1A2, 2A1, M1, M2, M3, M4, M5, M6, M7, M8,
M9, B1, B2, and B3 Notes (the "LIBOR Notes") will be equal to the least of (i) 1
Month LIBOR plus their respective margins, (ii) 12.00%, and (iii) the Net Funds
Cap (as defined herein). Interest for the LIBOR Notes will be calculated on an actual/360 basis.

The "Accrual Period" for any Class of LIBOR Notes for each Payment Date will be the one-month period beginning on the immediately preceding Payment Date (or in the case of the first Accrual Period, beginning on the Settlement Date) and ending on the day immediately preceding the related Payment Date. The Accrual
Period for the Class A-IO Notes will be the calendar month preceding the related
Payment Date.

CLASS A-IO NOTES

The Class A-IO Notes do not have a principal balance but will accrue interest on their Notional Amount. The aggregate "Notional Amount" of the Class A-IO Notes will be the sum of the notional amounts of its two components, the Class A-IO
(1) Notional Amount and the Class A-IO (2) Notional Amount. The following is an approximate schedule of the related notional balance and interest rate:

PAYMENT    A-IO(1) COMPONENT     A-IO(2) COMPONENT     CLASS A-IO TOTAL
 DATES    NOTIONAL AMOUNT ($)   NOTIONAL AMOUNT ($)   NOTIONAL AMOUNT ($)   INTEREST RATE
-------   -------------------   -------------------   -------------------   -------------

1 - 6        72,662,770.37         47,337,229.63          120,000,000           3.00%
7 - 12       72,662,770.37         47,337,229.63          120,000,000           2.00%
13 - 18      72,662,770.37         47,337,229.63          120,000,000           1.00%
19 +             0.00                   0.00                 0.00               0.00%

If the trust terminates prior to the 18th payment date, whether as a result of an optional termination or otherwise, the holders of the Class A-IO Notes will be entitled to a payment equal to the sum of any accrued but unpaid interest and the net present value of future payments due on the Class A-IO Notes determined using a discount rate equal to the expected yield to maturity of the Class A-IO
Notes determined at pricing.

CURRENT INTEREST

"Current Interest" for any Class of offered notes for any Payment Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount (or Notional Amount in
the case of the Class A-IO Notes) of that Class.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        7

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

INTEREST PAYMENT PRIORITY (continued)

Interest received or advanced on each Payment Date will be allocated in the following priority:

(1)  To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Indenture Trustee, Servicer, Master
     Servicer, or Securities Administrator to the extent provided in the
     Transfer & Servicing Agreement;

(2)  To pay Current Interest pro rata to the Class 1A1 and 1A2 Notes and Class
     A-IO(1) Component from Group 1 Interest;

(3)  To pay Current Interest pro rata to the Class 2A1 Notes and Class A-IO(2)
     Component from Group 2 Interest;

(4)  To pay Current Interest to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1,
     B2, and B3, sequentially and in that order;

(5)  To pay to the Indenture Trustee, Master Servicer and the Securities
     Administrator previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Transfer & Servicing Agreement;

(6)  Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Payment Date and will be distributed as principal, according to the principal distribution rule in effect for such
     Payment Date, as needed to maintain the OC Target;

(7)  To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Payment Date, to the Senior Notes, any
     Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(8)  To pay sequentially to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2,
     and B3, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(2);

(9)  To pay any principal shortfalls to the Subordinate Notes as described in the prospectus supplement; and

(10) To pay remaining amounts to the holder of trust certificates. (1) (2)

     (1)  Any amounts received under the Senior Interest Rate Cap Agreement will be allocated in steps (7) and (10), in that order of priority.

     (2)  Any amounts received under the Subordinate Interest Rate Cap Agreement will be allocated in steps (8) and (10), in that order of priority.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        8

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

SENIOR INTEREST RATE CAP AGREEMENT

The Senior Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Senior Notes to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans. The Senior Interest Rate Cap
Agreement is not subordinated to losses. The Senior Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Senior Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the Senior Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual
Period for the transaction divided by 360.

---------------------------------------------
                          APPROX.    APPROX.
            NOTIONAL      STRIKE     CEILING
PERIOD     BALANCE ($)    RATE (%)   RATE (%)
---------------------------------------------
   1           --            --         --
   2           --            --         --
   3           --            --         --
   4           --            --         --
   5           --            --         --
   6           --            --         --
   7     696,215,661.44     6.137      8.929
   8     671,762,436.46     6.350      8.906
   9     647,955,586.93     6.132      8.930
  10     624,778,114.39     6.129      8.930
  11     602,213,465.70     6.343      8.906
  12     580,245,521.38     6.124      8.931
  13     558,858,584.36     6.479      8.891
  14     538,037,368.86     6.260      8.916
  15     517,766,989.70     6.261      8.915
  16     498,032,951.82     6.971      8.837
  17     478,821,140.05     6.263      8.915
  18     460,117,809.25     6.485      8.891
  19     441,909,574.58     6.428      8.897
  20     424,183,402.11     6.660      8.871
  21     406,926,599.64     6.440      8.896
  22     390,126,807.79     6.446      8.895
  23     373,771,991.25     6.680      8.869
---------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        9

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

SUBORDINATE INTEREST RATE CAP AGREEMENT

The Subordinate Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Subordinate Notes to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans. The Subordinate Interest Rate
Cap Agreement is not subordinated to losses. The Subordinate Interest Rate Cap
Agreement will have the strike rates and ceiling rates shown in the table below.
It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Subordinate Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the Subordinate Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual
Period for the transaction divided by 360.

---------------------------------------------
                          APPROX.    APPROX.
            NOTIONAL      STRIKE     CEILING
PERIOD     BALANCE ($)    RATE (%)   RATE (%)
---------------------------------------------
   1           --            --         --
   2           --            --         --
   3           --            --         --
   4           --            --         --
   5           --            --         --
   6           --            --         --
   7     201,960,000.00     5.167      7.959
   8     201,960,000.00     5.380      7.936
   9     201,960,000.00     5.162      7.960
  10     201,960,000.00     5.159      7.960
  11     201,960,000.00     5.373      7.936
  12     201,960,000.00     5.154      7.961
  13     201,960,000.00     5.509      7.921
  14     201,960,000.00     5.290      7.946
  15     201,960,000.00     5.291      7.945
  16     201,960,000.00     6.001      7.867
  17     201,960,000.00     5.293      7.945
  18     201,960,000.00     5.515      7.921
  19     201,960,000.00     5.458      7.927
  20     201,960,000.00     5.690      7.901
  21     201,960,000.00     5.470      7.926
  22     201,960,000.00     5.476      7.925
  23     201,960,000.00     5.710      7.899
---------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

NET FUNDS CAP

The "Net Funds Cap" for each Payment Date will be the annual rate equal to quotient of (i) the excess, if any, of (a) total interest received or advanced on the mortgage loans with respect to the related Collection Period over (b) the
Servicing Fee, the Master Servicing Fee, and the interest payable on the Class
A-IO Notes on such Payment Date, divided by (ii) the product of (a) the aggregate note principal balance as of the first day of the related Accrual
Period multiplied by (b) the quotient of (I) the actual number of days in the
Accrual Period divided by (II) 360.

BASIS RISK SHORTFALL

With respect to each Payment Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds
Cap, exceeds (b) the amount actually paid based on the applicable Net Funds Cap
(such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the trust certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any
Class of Notes on any Payment Date will be the aggregate of all Basis Risk
Shortfalls for such Class for all previous Payment Dates, together with interest thereon at the applicable Interest Rate (determined without regard to the Net
Funds Cap), less all payments made with respect to such Class in respect of such
Basis Risk Shortfalls on or prior to such Payment Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

20% OPTIONAL REDEMPTION

The transaction may be called on or after the first Payment Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 20% of the Cut-off Date collateral balance. If the optional redemption is not exercised on the first Payment Date on which it is able to be exercised, beginning with the next succeeding Payment Date, the margin on the Senior Notes will double and the margins on the Subordinate Notes will increase to 1.5 times their initial margin.

CREDIT ENHANCEMENT

Credit enhancement will consist of:

     (i)  Excess interest
     (ii) Overcollateralization
     (iii) Subordination

OVERCOLLATERALIZATION

Excess interest will be used to pay down the notes so the aggregate loan balance exceeds the aggregate note principal balance (Overcollateralization or "OC").
Excess spread will be used to maintain the OC Target.

The OC Target with respect to any Payment Date prior to the Stepdown Date is equal to 1.90% of the Cut-Off Date collateral balance. On or after the Stepdown
Date, the OC Target is equal to 3.80% of the current collateral balance, subject to a floor equal to 0.50% of the Cut-Off Date collateral balance. If a Trigger
Event has occurred on the related Payment Date, the OC Target will be the same as the OC Target on the preceding Payment Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

TRIGGER EVENT

A "Trigger Event" will have occurred with respect to any Payment Date if the
Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 39% of the Senior Enhancement Percentage for that Payment Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, which are expected to be as follows:

         Payment Date                                Loss Percentage
         ------------                                ---------------

December 2007 to November 2008   3.75% for the first month, plus an additional 1/12th of
                                 1.50% for each month thereafter

December 2008 to November 2009   5.25% for the first month, plus an additional 1/12th of
                                 1.00% for each month thereafter

December 2009 to August 2010     6.25% for the first month plus an additional 1/12th of
                                 0.50% for each month thereafter.

December 2010 and thereafter     6.75%

A "Group 1 Sequential Trigger Event" is in effect on any Payment Date if, before the 37th Payment Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate balance of the mortgage loans as of the Cut-off Date exceeds
3.75%, or if, on or after the 37th Payment Date, a Trigger Event is in effect.

The "Rolling Three Month Delinquency Rate" with respect to any Payment Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Payment Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the
Cut-off Date through the last day of the related Collection Period by (y) the
Cut-off Date collateral Balance.

The "Senior Enhancement Percentage" for any Payment Date will be the fraction, expressed as a percentage, the numerator of which the aggregate note principal amount of the Subordinate Notes, and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Payment
Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-------------------------------------------------
                     CONTACTS
-------------------------------------------------
SYNDICATE         Kevin White      (212) 526-9519
                  Dan Covello      (212) 526-9519
                  Paul Tedeschi    (212) 526-9519

MBS TRADING       Matt Miller      (212) 526-8315
                  Rishi Bansal     (212) 526-8315
                  Alar Randmere    (212) 526-8315
                  Sumit Chhabra    (212) 526-8315

MBS BANKING       Matt Lewis       (212) 526-7447
                  Andor Meszaros   (212) 526-5150
                  Caroline Yao     (212) 526-6527

MBS STRUCTURING   Sei-Hyong Park   (212) 526-0203
-------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------
                            SENSITIVITY ANALYSIS - TO 20% CALL
-----------------------------------------------------------------------------------------

Prepayment Assumption (1)      50%          75%         100%         125%         150%

Class 1A1
Average Life (yrs)             4.34        2.88         2.05         1.47         1.14
Window (mos)                 1 - 124      1 - 83       1 - 61       1 - 47       1 - 36
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   11/25/2007

Class 1A2
Average Life (yrs)             4.34        2.88         2.05         1.47         1.14
Window (mos)                 1 - 124      1 - 83       1 - 61       1 - 47       1 - 36
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   11/25/2007

Class 2A1
Average Life (yrs)             4.34        2.88         2.05         1.47         1.14
Window (mos)                 1 - 124      1 - 83       1 - 61       1 - 47       1 - 36
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   11/25/2007

-----------------------------------------------------------------------------------------

(1)  100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING ASSUMPTION AS
     DEFINED ON PAGE TWO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------
                            SENSITIVITY ANALYSIS - TO MATURITY
-----------------------------------------------------------------------------------------

Prepayment Assumption (1)      50%          75%         100%         125%         150%

Class 1A1
Average Life (yrs)             5.10        3.44         2.47         1.78         1.14
Window (mos)                 1 - 322      1 - 251      1 - 191     1 - 149       1 - 36
Expected Final Mat.         9/25/2031   10/25/2025   10/25/2020   4/25/2017    11/25/2007

Class 1A2
Average Life (yrs)             5.10        3.44         2.47         1.78         1.14
Window (mos)                 1 - 322      1 - 251      1 - 191     1 - 149       1 - 36
Expected Final Mat.         9/25/2031   10/25/2025   10/25/2020   4/25/2017    11/25/2007

Class 2A1
Average Life (yrs)             5.10        3.44         2.47         1.78         1.14
Window (mos)                 1 - 322      1 - 252      1 - 191     1 - 150       1 - 36
Expected Final Mat.         9/25/2031   11/25/2025   10/25/2020   5/25/2017    11/25/2007
-----------------------------------------------------------------------------------------

(1)  100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING ASSUMPTION AS
     DEFINED ON PAGE TWO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       16

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

----------------------------------------------------------------------------------------
                           SENSITIVITY ANALYSIS - TO 20% CALL
----------------------------------------------------------------------------------------

Prepayment Assumption (1)      50%          75%         100%         125%         150%

Class M1
Avg. Life (yrs)                8.30        5.52         4.37         3.89         3.14
Window (mos)                 54 - 124     37 - 83      43 - 61     47 - 47      36 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M2
Avg. Life (yrs)                8.30        5.52         4.30         3.89         3.14
Window (mos)                 54 - 124     37 - 83      42 - 61      47 - 47      38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M3
Avg. Life (yrs)                8.30        5.52         4.26         3.84         3.14
Window (mos)                 54 - 124     37 - 83      41 - 61      45 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M4
Avg. Life (yrs)                8.30        5.52         4.23         3.75         3.14
Window (mos)                 54 - 124     37 - 83      40 - 61      43 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M5
Avg. Life (yrs)                8.30        5.52         4.22         3.68         3.14
Window (mos)                 54 - 124     37 - 83      39 - 61      42 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M6
Avg. Life (yrs)                8.30        5.52         4.20         3.62         3.14
Window (mos)                 54 - 124     37 - 83      39 - 61      41 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M7
Avg. Life (yrs)                8.30        5.52         4.19         3.58         3.14
Window (mos)                 54 - 124     37 - 83      38 - 61      40 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M8
Avg. Life (yrs)                8.30        5.52         4.18         3.54         3.14
Window (mos)                 54 - 124     37 - 83      38 - 61      39 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class M9
Avg. Life (yrs)                8.30        5.52         4.18         3.52         3.14
Window (mos)                 54 - 124     37 - 83      38 - 61      38 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class B1
Avg. Life (yrs)                8.30        5.52         4.16         3.49         3.14
Window (mos)                 54 - 124     37 - 83      37 - 61      38 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

Class B2
Avg. Life (yrs)                8.30        5.52         4.16         3.49         3.14
Window (mos)                 54 - 124     37 - 83      37 - 61      38 - 47     38 - 38
Expected Final Mat.         3/25/2015   10/25/2011   12/25/2009   10/25/2008   1/25/2008

----------------------------------------------------------------------------------------

(1)  100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING ASSUMPTION AS
     DEFINED ON PAGE TWO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       17

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

------------------------------------------------------------------------------------------
                           SENSITIVITY ANALYSIS - TO MATURITY
------------------------------------------------------------------------------------------

Prepayment Assumption (1)       50%         75%           100%        125%         150%

Class M1
Avg. Life (yrs)                10.32        7.00         5.47         5.18         7.20
Window (mos)                 54 - 291     37 - 215     43 - 161      52 - 125    36 - 120
Expected Final Mat.          2/25/2029   10/25/2022    4/25/2018    4/25/2015   11/25/2014

Class M2
Avg. Life (yrs)                10.30        6.98         5.38         4.85         5.35
Window (mos)                 54 - 284     37 - 207     42 - 155     47 - 121     56 - 97
Expected Final Mat.          7/25/2028    2/25/2022   10/25/2017   12/25/2014   12/25/2012

Class M3
Avg. Life (yrs)                10.27        6.96         5.33          4.67        4.73
Window (mos)                 54 - 275     37 - 199     41 - 148      45 - 115    51 - 92
Expected Final Mat.         10/25/2027    6/25/2021    3/25/2017    6/25/2014   7/25/2012

Class M4
Avg. Life (yrs)                10.25        6.93         5.28          4.56        4.45
Window (mos)                 54 - 268     37 - 192     40 - 143      43 - 111    48 - 89
Expected Final Mat.          3/25/2027   11/25/2020   10/25/2016    2/25/2014   4/25/2012

Class M5
Avg. Life (yrs)                10.22        6.91         5.24          4.48        4.24
Window (mos)                 54 - 260     37 - 185     39 - 138      42 - 107     45 - 85
Expected Final Mat.          7/25/2026    4/25/2020    5/25/2016   10/25/2013   12/25/2011

Class M6
Avg. Life (yrs)                10.17        6.87         5.20          4.40        4.09
Window (mos)                 54 - 251     37 - 177     39 - 132      41 - 102     43 - 82
Expected Final Mat.         10/25/2025    8/25/2019   11/25/2015    5/25/2013    9/25/2011

Class M7
Avg. Life (yrs)                10.11        6.82         5.15          4.32         3.97
Window (mos)                 54 - 241     37 - 169     38 - 125      40 - 97      42 - 78
Expected Final Mat.         12/25/2024   12/25/2018    4/25/2015   12/25/2012   5/25/2011

Class M8
Avg. Life (yrs)                10.02        6.75         5.09          4.25        3.85
Window (mos)                 54 - 228     37 - 159     38 - 117      39 - 91     40 - 73
Expected Final Mat.         11/25/2023    2/25/2018    8/25/2014    6/25/2012   12/25/2010

Class M9
Avg. Life (yrs)                9.91         6.66         5.02         4.18         3.76
Window (mos)                 54 - 215     37 - 149     38 - 110      38 - 85      39 - 68
Expected Final Mat.         10/25/2022    4/25/2017    1/25/2014   12/25/2011   7/25/2010

Class B1
Avg. Life (yrs)                9.77         6.55         4.92          4.08         3.66
Window (mos)                 54 - 201     37 - 138     37 - 102      38 - 79      39 - 63
Expected Final Mat.          8/25/2021   5/25/2016    5/25/2013     6/25/2011    2/25/2010

Class B2
Avg. Life (yrs)                9.62         6.45         4.84         4.02         3.60
Window (mos)                 54 - 189     37 - 129      37 - 95      38 - 73      38 - 59
Expected Final Mat.          8/25/2020    8/25/2015   10/25/2012   12/25/2010   10/25/2009
------------------------------------------------------------------------------------------

(1)  100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING ASSUMPTION AS
     DEFINED ON PAGE TWO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       18

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Effective Net Funds Cap Schedule* (1)(2)

*For purposes of this calculation, it was assumed that payments on the
SeniorInterest Rate Cap were available to the Senior Notes and payments on the
Subordinate Interest Rate Cap are available to the Subordinate Notes as described herein.

---------------------------------------------------------------
          SERNIOR       MEZZ               SERNIOR       MEZZ
         FUNDS CAP   FUNDS CAP   PERIOD   FUNDS CAP   FUNDS CAP
PERIOD      (%)         (%)                  (%)         (%)
---------------------------------------------------------------
  1          N/A         N/A       31       10.61       10.61
---------------------------------------------------------------
  2         6.40        6.40       32       10.97       10.97
---------------------------------------------------------------
  3         6.39        6.39       33       10.63       10.63
---------------------------------------------------------------
  4         7.07        7.07       34       10.65       10.65
---------------------------------------------------------------
  5         6.38        6.38       35       11.02       11.02
---------------------------------------------------------------
  6         6.59        6.59       36       11.72       11.72
---------------------------------------------------------------
  7         9.00        9.00       37       12.13       12.13
---------------------------------------------------------------
  8         9.00        9.00       38       11.59       11.59
---------------------------------------------------------------
  9         9.00        9.00       39       11.59       11.59
---------------------------------------------------------------
  10        9.00        9.00       40       12.39       12.39
---------------------------------------------------------------
  11        9.00        9.00       41       11.59       11.59
---------------------------------------------------------------
  12        9.00        9.00       42       12.97       12.97
---------------------------------------------------------------
  13        9.00        9.00       43       12.56       12.56
---------------------------------------------------------------
  14        9.00        9.00       44       12.97       12.97
---------------------------------------------------------------
  15        9.00        9.00       45       12.56       12.56
---------------------------------------------------------------
  16        9.00        9.00       46       12.56       12.56
---------------------------------------------------------------
  17        9.00        9.00       47       12.98       12.98
---------------------------------------------------------------
  18        9.00        9.00       48       12.59       12.59
---------------------------------------------------------------
  19        9.00        9.00       49       13.01       13.01
---------------------------------------------------------------
  20        9.00        9.00       50       12.59       12.59
---------------------------------------------------------------
  21        9.00        9.00       51       12.59       12.59
---------------------------------------------------------------
  22        9.00        9.00       52       13.94       13.94
---------------------------------------------------------------
  23        9.00        9.00       53       12.59       12.59
---------------------------------------------------------------
  24        9.60        9.60       54       13.05       13.05
---------------------------------------------------------------
  25        9.93        9.93       55       12.63       12.63
---------------------------------------------------------------
  26        9.62        9.62       56       13.05       13.05
---------------------------------------------------------------
  27        9.63        9.63       57       12.63       12.63
---------------------------------------------------------------
  28       10.67       10.67       58       12.63       12.63
---------------------------------------------------------------
  29        9.65        9.65       59       13.05       13.05
---------------------------------------------------------------
  30       10.95       10.95       60       12.82       12.82
---------------------------------------------------------------

(1)  BASED ON 1 MONTH LIBOR AND 6 MONTH LIBOR OF 20% FOR EACH PERIOD.

(2)  100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING ASSUMPTION AS
     DEFINED ON PAGE TWO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       19

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

AVAILABLE EXCESS SPREAD (1)(2)

---------------------------------
         EXCESS            EXCESS
PERIOD   SPREAD   PERIOD   SPREAD
           (%)               (%)
---------------------------------
  1       4.57      31      4.30
---------------------------------
  2       3.56      32      4.41
---------------------------------
  3       3.43      33      4.22
---------------------------------
  4       3.56      34      4.18
---------------------------------
  5       3.19      35      4.30
---------------------------------
  6       3.18      36      4.38
---------------------------------
  7       3.07      37      4.50
---------------------------------
  8       3.09      38      4.28
---------------------------------
  9       2.89      39      4.28
---------------------------------
  10      2.80      40      4.59
---------------------------------
  11      2.84      41      4.25
---------------------------------
  12      2.66      42      4.57
---------------------------------
  13      2.92      43      4.38
---------------------------------
  14      2.67      44      4.52
---------------------------------
  15      2.64      45      4.34
---------------------------------
  16      2.96      46      4.31
---------------------------------
  17      2.51      47      4.45
---------------------------------
  18      2.59      48      4.43
---------------------------------
  19      2.57      49      4.57
---------------------------------
  20      2.66      50      4.37
---------------------------------
  21      2.49      51      4.33
---------------------------------
  22      2.45      52      4.81
---------------------------------
  23      2.55      53      4.27
---------------------------------
  24      4.37      54      4.59
---------------------------------
  25      4.49      55      4.39
---------------------------------
  26      4.31      56      4.54
---------------------------------
  27      4.27      57      4.34
---------------------------------
  28      4.67      58      4.33
---------------------------------
  29      4.19      59      4.49
---------------------------------
  30      4.49      60      4.56
---------------------------------

(1)  ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD
     CURVES (AS OF 11/18/04).

(2)  ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE TWO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       20

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

BREAKEVEN CDR TABLE*

     * The table below indicates the Constant Default Rate ("CDR"), the related cumulative loss on the Mortgage Loans and the weighted average life that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment
Assumption, (2) 40% loss severity, (3) 6-month lag from default to loss, (4)
timely advances of delinquent principal and interest, (5) a Trigger Event is in effect, and (6) prepayments are exclusive of defaults.

-------------------------------------------
CLASS   CDR BREAK   CUMULATIVE LOSS    WAL
-------------------------------------------
M1        31.56          21.57         6.27
-------------------------------------------
M2        25.50          19.08         7.16
-------------------------------------------
M3        22.16          17.49         8.51
-------------------------------------------
M4        19.38          16.04         9.26
-------------------------------------------
M5        16.97          14.66         9.92
-------------------------------------------
M6        14.90          13.38        10.61
-------------------------------------------
M7        12.97          12.08        11.18
-------------------------------------------
M8        11.48          11.02        12.12
-------------------------------------------
M9        10.16          10.02        12.77
-------------------------------------------
B1         9.39           9.41        14.05
-------------------------------------------
B2         8.85           8.97        14.83
-------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       21

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

----------------------------------------------------------------------------------------------------------------------
                                             COLLATERAL SUMMARY: AGGREGATE
----------------------------------------------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS                           6,177   GEOGRAPHIC DISTRIBUTION
TOTAL OUTSTANDING LOAN BALANCE          1,071,840,601   (Other States account individually for less than 5.00%
AVERAGE LOAN BALANCE                          173,521   of the Cut-Off Date Aggregate principal balance
FIXED RATE                                        0.0%     CA                                                    31.2%
ADJUSTABLE RATE                                 100.0%     FL                                                    17.5%
PREPAYMENT PENALTY COVERAGE                      77.0%     NY                                                     6.9%
WEIGHTED AVERAGE COUPON                           7.3%     TX                                                     5.4%
WEIGHTED AVERAGE MARGIN                           5.7%
WEIGHTED AVERAGE INITIAL PERIODIC CAP             3.1%  OCCUPANCY STATUS
WEIGHTED AVERAGE PERIODIC CAP                     1.0%     Primary Home                                          95.5%
WEIGHTED AVERAGE MAXIMUM RATE                    13.3%     Investment                                             4.2%
WEIGHTED AVERAGE FLOOR                            7.3%     Second Home                                            0.3%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)              360
WEIGHTED AVERAGE REMAINING TERM (MO.)             359   INTEREST ONLY
WEIGHTED AVERAGE CLTV                            78.9%     None                                                  93.7%
WEIGHTED AVERAGE FICO                             603      60 Months                                              6.3%

PRODUCT TYPE                                            LOAN PURPOSE
   2/28 ARM (Libor)                              92.6%     Cash Out Refinance                                    54.9%
   5/25 ARM (Libor)                               4.0%     Purchase                                              36.9%
   3/27 ARM (Libor)                               3.4%     Rate/Term Refinance                                    8.2%

PREPAYMENT PENALTY (YEARS)                              DOCUMENTATION TYPE
   None                                          23.0%     Full (12 Months Income Verification)                  52.9%
   1 Year                                         2.6%     Full Plus (24 Months Income Verification)              4.1%
   2 Years                                       69.1%     Stated                                                41.6%
   3 Years                                        5.2%     Limited                                                1.4%

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       22

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                      COLLATERAL CHARACTERISTICS: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                          SCHEDULED PRINCIPAL BALANCES
------------------------------------------------------------------------------------
                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
  CURRENT BALANCE ($)     NO. OF LOANS            ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------------

0.01 - 50,000.00                  155     $    6,749,778.42              0.63%
50,000.01 - 100,000.00          1,367        107,173,204.03             10.00
100,000.01 - 150,000.00         1,547        193,459,378.75             18.05
150,000.01 - 200,000.00         1,186        206,541,739.72             19.27
200,000.01 - 250,000.00           760        170,176,988.17             15.88
250,000.01 - 300,000.00           488        134,018,846.77             12.50
300,000.01 - 350,000.00           287         92,961,299.35              8.67
350,000.01 - 400,000.00           206         77,485,348.60              7.23
400,000.01 - 450,000.00            82         34,782,830.98              3.25
450,000.01 - 500,000.00            87         41,793,757.50              3.90
500,000.01 - 550,000.00             7          3,607,560.46              0.34
550,000.01 - 600,000.00             2          1,161,058.89              0.11
600,000.01 - 650,000.00             3          1,928,808.89              0.18
------------------------------------------------------------------------------------
TOTAL:                          6,177     $1,071,840,600.53            100.00%
------------------------------------------------------------------------------------

Minimum:                    34,365.14
Maximum:                   650,000.00
Average:                   173,521.22

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       23

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                MORTGAGE RATES
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
RATE (%)                NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 5.500                       95       $   21,181,283.07             1.98%
5.501 - 6.000                 508          107,295,718.66            10.01
6.001 - 6.500                 760          154,491,858.51            14.41
6.501 - 7.000               1,145          220,837,980.95            20.60
7.001 - 7.500                 893          165,413,333.92            15.43
7.501 - 8.000                 948          165,618,642.35            15.45
8.001 - 8.500                 533           78,753,095.36             7.35
8.501 - 9.000                 539           79,635,703.90             7.43
9.001 - 9.500                 288           33,907,049.76             3.16
9.501 - 10.000                243           25,083,578.28             2.34
10.001 - 10.500                82            7,452,343.10             0.70
10.501 - 11.000                75            6,496,683.56             0.61
11.001 - 11.500                26            2,029,326.40             0.19
11.501 - 12.000                21            2,046,634.42             0.19
12.001 - 12.500                13              828,839.69             0.08
12.501 - 13.000                 7              709,750.00             0.07
13.001 - 13.500                 1               58,778.60             0.01
--------------------------------------------------------------------------------
TOTAL:                      6,177       $1,071,840,600.53           100.00%
--------------------------------------------------------------------------------
Minimum:                    4.580
Maximum:                   13.355
Weighted Average:           7.301

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       24

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                        ORIGINAL TERMS TO STATED MATURITY
----------------------------------------------------------------------------------
                                        TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------

360                          6,177        $1,071,840,600.53          100.00%
----------------------------------------------------------------------------------
TOTAL:                       6,177        $1,071,840,600.53          100.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                        REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------
                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
REMAINING TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------

301-360                       6,177        $1,071,840,600.53         100.00%
----------------------------------------------------------------------------------
TOTAL:                        6,177        $1,071,840,600.53         100.00%
----------------------------------------------------------------------------------

Minimum:                        349
Maximum:                        360
Weighted Average:               359

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       25

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                               COMBINED LOAN- TO-VALUE RATIO
-------------------------------------------------------------------------------------------
                                                  TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
COMBINED LOAN-TO-VALUE RATIO (%)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------

0.001 - 10.000                              1       $      240,500.00            0.02%
10.001 - 20.000                             2              100,000.00            0.01
20.001 - 30.000                            15            1,615,327.61            0.15
30.001 - 40.000                            37            4,343,572.37            0.41
40.001 - 50.000                            83           10,764,959.13            1.00
50.001 - 60.000                           208           32,987,696.41            3.08
60.001 - 70.000                           599          106,981,160.28            9.98
70.001 - 80.000                         3,672          646,624,703.13           60.33
80.001 - 90.000                         1,134          201,016,088.40           18.75
90.001 - 100.000                          426           67,166,593.20            6.27
-------------------------------------------------------------------------------------------
TOTAL:                                  6,177       $1,071,840,600.53          100.00%
-------------------------------------------------------------------------------------------

Minimum:                                6.500
Maximum:                              100.000
Weighted Average:                      78.946

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
FICO SCORE              NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
N/A                             4        $      377,854.51            0.04%
451 - 500                      19             2,796,131.08             0.26
501 - 550                   1,367           215,251,398.93            20.08
551 - 600                   1,875           313,611,061.57            29.26
601 - 650                   1,859           332,698,601.74            31.04
651 - 700                     803           155,027,087.08            14.46
701 - 750                     186            38,478,428.83             3.59
751 - 800                      60            12,867,436.79             1.20
>=801                           4               732,600.00             0.07
--------------------------------------------------------------------------------
TOTAL:                      6,177        $1,071,840,600.53          100.00%
--------------------------------------------------------------------------------
Minimum:                      462
Maximum:                      814
Weighted Average:             603

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       26

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    LOAN PURPOSE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
LOAN PURPOSE            NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Cash Out Refinance          3,382        $  588,392,472.55           54.90%
Purchase                    2,251           395,505,331.13           36.90
Rate/Term Refinance           544            87,942,796.85            8.20
--------------------------------------------------------------------------------
TOTAL:                      6,177        $1,071,840,600.53          100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PROPERTY TYPE           NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Single Family               5,489        $  938,404,051.76           87.55%
2 to 4 Family                 319            72,190,653.96            6.74
Condo                         369            61,245,894.81            5.71
--------------------------------------------------------------------------------
TOTAL:                      6,177        $1,071,840,600.53          100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       27

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 STATE (TOP 30)
--------------------------------------------------------------------------------
                                TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
STATE (TOP 30)   NO. OF LOANS            ($)                PRINCIPAL BALANCE
--------------------------------------------------------------------------------
CA-S                 1,041        $  265,155,773.35                24.74%
FL                   1,177           187,138,530.37                17.46
NY                     301            74,337,858.69                 6.94
CA-N                   283            68,971,374.07                 6.43
TX                     533            57,881,915.42                 5.40
WA                     197            36,172,925.99                 3.37
NJ                     174            35,596,167.03                 3.32
VA                     163            28,069,606.33                 2.62
MD                     131            27,333,230.80                 2.55
MN                     156            26,382,155.94                 2.46
MA                     110            24,331,888.55                 2.27
NV                     129            23,446,745.44                 2.19
MI                     180            21,238,471.35                 1.98
OH                     201            20,326,948.59                 1.90
AZ                     145            19,131,749.77                 1.78
OR                      98            15,635,967.14                 1.46
GA                     109            15,368,422.71                 1.43
CT                      79            13,407,210.62                 1.25
MO                     114            12,116,517.31                 1.13
TN                     122            11,062,114.91                 1.03
IL                      79             9,808,066.33                 0.92
PA                      89             9,332,538.49                 0.87
CO                      58             9,102,767.83                 0.85
RI                      45             8,250,301.59                 0.77
WI                      61             5,856,187.12                 0.55
OK                      52             5,615,480.80                 0.52
SC                      41             5,384,379.95                 0.50
IN                      51             5,256,081.41                 0.49
NC                      42             4,935,246.25                 0.46
LA                      26             3,072,658.16                 0.29
Other                  190            22,121,318.22                 2.06
--------------------------------------------------------------------------------
TOTAL:               6,177        $1,071,840,600.53               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       28

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                         DOCUMENTATION TYPE
----------------------------------------------------------------------------------------------------
                                                           TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
            DOCUMENTATION TYPE              NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------

Full (12 Months Income Verification)            3,484        $  566,457,002.10           52.85%
Full Plus (24 Months Income Verification)         275            44,056,758.44            4.11
Stated                                          2,336           445,844,096.21           41.60
Limited                                            82            15,482,743.78            1.44
----------------------------------------------------------------------------------------------------
TOTAL:                                          6,177        $1,071,840,600.53          100.00%
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                 GROSS MARGIN
---------------------------------------------------------------------------
                                  TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
GROSS MARGIN (%)   NO. OF LOANS             ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------
<= 3.000                   1        $       62,961.32             0.01%
4.001 - 4.500              3               867,478.68             0.08
4.501 - 5.000              4             1,035,569.41             0.10
5.001 - 5.500          4,480           790,982,802.74            73.80
5.501 - 6.000            626           112,354,900.97            10.48
6.001 - 6.500            704           116,394,608.02            10.86
6.501 - 7.000            357            49,837,879.39             4.65
7.501 - 8.000              1               142,400.00             0.01
9.501 - 10.000             1               162,000.00             0.02
---------------------------------------------------------------------------
TOTAL:                 6,177        $1,071,840,600.53          100.00%
---------------------------------------------------------------------------
Minimum:               2.750
Maximum:               9.525
Weighted Average:      5.680

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       29

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                               INITIAL PERIODIC RATE CAP
----------------------------------------------------------------------------------------
                                               TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------

3.000                               5,938        $1,028,751,190.18             95.98%
5.000                                 239            43,089,410.35              4.02
----------------------------------------------------------------------------------------
TOTAL:                              6,177        $1,071,840,600.53            100.00%
----------------------------------------------------------------------------------------
Minimum:                            3.000
Maximum:                            5.000
Weighted Average:                   3.080

--------------------------------------------------------------------------------
                               PERIODIC RATE CAP
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PERIODIC RATE CAP (%)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1.000                       6,177        $1,071,840,600.53            100.00%
--------------------------------------------------------------------------------
TOTAL:                      6,177        $1,071,840,600.53            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       30

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAXIMUM RATE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
MAXIMUM RATE (%)        NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
10.001 - 10.500                 3        $      645,641.63           0.06%
10.501 - 11.000                47            10,360,893.94           0.97
11.001 - 11.500               136            28,826,835.99           2.69
11.501 - 12.000               517           106,479,869.18           9.93
12.001 - 12.500               745           151,645,662.65          14.15
12.501 - 13.000             1,122           216,553,188.45          20.20
13.001 - 13.500               869           161,022,553.08          15.02
13.501 - 14.000               930           162,268,700.68          15.14
14.001 - 14.500               529            77,739,746.93           7.25
14.501 - 15.000               531            78,600,652.47           7.33
15.001 - 15.500               286            33,526,909.04           3.13
15.501 - 16.000               238            24,591,590.72           2.29
16.001 - 16.500                81             7,408,343.10           0.69
16.501 - 17.000                75             6,496,683.56           0.61
17.001 - 17.500                26             2,029,326.40           0.19
17.501 - 18.000                21             2,046,634.42           0.19
18.001 - 18.500                13               828,839.69           0.08
18.501 - 19.000                 7               709,750.00           0.07
19.001 - 19.500                 1                58,778.60           0.01
--------------------------------------------------------------------------------
TOTAL:                      6,177        $1,071,840,600.53         100.00%
--------------------------------------------------------------------------------
Minimum:                   10.405
Maximum:                   19.355
Weighted Average:          13.261

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       31

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FLOOR
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
FLOOR(%)                NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 5.500                       91        $   20,268,709.84            1.89%
5.501 - 6.000                 501           105,361,997.54            9.83
6.001 - 6.500                 768           156,659,609.24           14.62
6.501 - 7.000               1,148           221,516,524.57           20.67
7.001 - 7.500                 893           165,413,333.92           15.43
7.501 - 8.000                 948           165,618,642.35           15.45
8.001 - 8.500                 533            78,753,095.36            7.35
8.501 - 9.000                 539            79,635,703.90            7.43
9.001 - 9.500                 288            33,907,049.76            3.16
9.501 - 10.000                243            25,083,578.28            2.34
10.001 - 10.500                82             7,452,343.10            0.70
10.501 - 11.000                75             6,496,683.56            0.61
11.001 - 11.500                26             2,029,326.40            0.19
11.501 - 12.000                21             2,046,634.42            0.19
12.001 - 12.500                13               828,839.69            0.08
12.501 - 13.000                 7               709,750.00            0.07
13.001 - 13.500                 1                58,778.60            0.01
--------------------------------------------------------------------------------
TOTAL:                      6,177        $1,071,840,600.53          100.00%
--------------------------------------------------------------------------------
Minimum:                    5.500
Maximum:                   13.355
Weighted Average:           7.305

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       32

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS CONTINUED: AGGREGATE
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------
                                           TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE   NO. OF LOANS            ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------

2005-12                             1        $      451,339.24            0.04%
2006-04                             2               249,560.76            0.02
2006-05                            10               915,980.91            0.09
2006-06                            42             5,466,609.27            0.51
2006-07                           121            17,282,328.41            1.61
2006-08                            88            15,108,134.69            1.41
2006-09                         1,225           211,361,781.59           19.72
2006-10                         2,200           386,665,851.83           36.07
2006-11                         1,809           318,953,650.84           29.76
2006-12                           223            36,040,276.30            3.36
2007-06                             2               265,708.49            0.02
2007-07                             4               419,692.99            0.04
2007-08                             7               940,112.10            0.09
2007-09                            54             9,102,209.37            0.85
2007-10                            78            14,438,701.39            1.35
2007-11                            61             9,781,601.00            0.91
2007-12                            11             1,307,651.00            0.12
2009-05                             1                44,620.58            0.00
2009-06                             1               275,380.27            0.03
2009-07                             4               551,335.33            0.05
2009-08                             3               609,139.51            0.06
2009-09                            62            11,210,399.33            1.05
2009-10                            84            15,163,503.33            1.41
2009-11                            75            13,739,232.00            1.28
2009-12                             9             1,495,800.00            0.14
------------------------------------------------------------------------------------
TOTAL:                          6,177        $1,071,840,600.53          100.00%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       33

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------------------------------------------
                           COLLATERAL SUMMARY: POOL 1
--------------------------------------------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS                         3,910   GEOGRAPHIC DISTRIBUTION
TOTAL OUTSTANDING LOAN BALANCE          610,854,253   (Other States account individually for less than 5.00%
AVERAGE LOAN BALANCE                        156,229   of the Cut-Off Date Pool 1 principal balance
FIXED RATE                                     0.0%      CA                                                    25.4%
ADJUSTABLE RATE                              100.0%      FL                                                    17.8%
PREPAYMENT PENALTY COVERAGE                   76.5%      NY                                                     7.6%
WEIGHTED AVERAGE COUPON                        7.3%      TX                                                     6.1%
WEIGHTED AVERAGE MARGIN                        5.7%
WEIGHTED AVERAGE INITIAL PERIODIC CAP          3.1%   OCCUPANCY STATUS
WEIGHTED AVERAGE PERIODIC CAP                  1.0%   Primary Home                                             95.5%
WEIGHTED AVERAGE MAXIMUM RATE                 13.2%      Investment                                             4.3%
WEIGHTED AVERAGE FLOOR                         7.3%      Second Home                                            0.2%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)            360
WEIGHTED AVERAGE REMAINING TERM (MO.)           359   INTEREST ONLY
WEIGHTED AVERAGE CLTV                         78.5%      None                                                  94.0%
WEIGHTED AVERAGE FICO                           602      60 Months                                              6.0%

PRODUCT TYPE                                          LOAN PURPOSE

   2/28 ARM (Libor)                           91.6%   Cash Out Refinance                                       55.3%
   5/25 ARM (Libor)                            4.6%   Purchase                                                 35.3%
   3/27 ARM (Libor)                            3.9%   Rate/Term Refinance                                       9.3%

PREPAYMENT PENALTY (YEARS)                            DOCUMENTATION TYPE

   None                                       23.5%      Full (12 Months Income Verification)                  58.7%
   1 Year                                      2.5%      Full Plus (24 Months Income Verification)              4.4%
   2 Years                                    67.9%      Stated                                                35.6%
   3 Years                                     6.1%      Limited                                                1.3%

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       34

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                       COLLATERAL CHARACTERISTICS: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SCHEDULED PRINCIPAL BALANCES
-------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
  CURRENT BALANCE ($)    NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
      0.01 -  50,000.00          119      $  5,147,840.89            0.84%
 50,000.01 - 100,000.00          974        75,342,717.02           12.33
100,000.01 - 150,000.00          982       122,729,054.73           20.09
150,000.01 - 200,000.00          799       139,070,377.84           22.77
200,000.01 - 250,000.00          525       117,934,821.11           19.31
250,000.01 - 300,000.00          326        89,326,743.92           14.62
300,000.01 - 350,000.00          153        48,682,325.40            7.97
350,000.01 - 400,000.00           23         8,551,530.49            1.40
400,000.01 - 450,000.00            5         2,121,026.15            0.35
450,000.01 - 500,000.00            4         1,947,815.69            0.32
-------------------------------------------------------------------------------
TOTAL:                         3,910      $610,854,253.24          100.00%
-------------------------------------------------------------------------------
Minimum:                   34,365.14
Maximum:                  500,000.00
Average:                  156,228.71

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       35

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------

          Collateral characteristics are listed below as of 11/1/2004.

--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                 MORTGAGE RATES
--------------------------------------------------------------------------
                                 TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
Rate(%)           NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------

<= 5.500                 76         $ 14,680,381.02             2.40%
 5.501 -  6.000         439           85,984,933.86            14.08
 6.001 -  6.500         644          116,345,478.67            19.05
 6.501 -  7.000         759          132,643,120.70            21.71
 7.001 -  7.500         193           32,735,474.30             5.36
 7.501 -  8.000         220           34,532,074.28             5.65
 8.001 -  8.500         406           57,988,687.95             9.49
 8.501 -  9.000         487           67,021,650.88            10.97
 9.001 -  9.500         263           29,723,743.86             4.87
 9.501 - 10.000         217           21,521,570.53             3.52
10.001 - 10.500          75            6,912,670.17             1.13
10.501 - 11.000          67            5,557,836.88             0.91
11.001 - 11.500          26            2,029,326.40             0.33
11.501 - 12.000          19            1,708,735.45             0.28
12.001 - 12.500          12              791,039.69             0.13
12.501 - 13.000           6              618,750.00             0.10
13.001 - 13.500           1               58,778.60             0.01
--------------------------------------------------------------------------
TOTAL:                3,910         $610,854,253.24           100.00%
--------------------------------------------------------------------------

Minimum:              4.580
Maximum:             13.355
Weighted Average:     7.295

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       36

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        ORIGINAL TERMS TO STATED MATURITY
---------------------------------------------------------------------------------
                                        TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------

360                          3,910         $610,854,253.24           100.00%
---------------------------------------------------------------------------------
TOTAL:                       3,910         $610,854,253.24           100.00%
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                       REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------
                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
REMAINING TERM (MONTHS)   NO. OF LOANS             ($)           PRINCIPAL BALANCE
----------------------------------------------------------------------------------

301-360                       3,910         $610,854,253.24            100.00%
----------------------------------------------------------------------------------
TOTAL:                        3,910         $610,854,253.24            100.00%
----------------------------------------------------------------------------------
Minimum:                        354
Maximum:                        360
Weighted Average:               359

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       37

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          COMBINED LOAN- TO-VALUE RATIO
-------------------------------------------------------------------------------------------
                                                  TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
COMBINED LOAN-TO-VALUE RATIO (%)   NO. OF LOANS             ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------

0.001 - 10.000                              1        $    240,500.00             0.04%
10.001 - 20.000                             1              50,000.00             0.01
20.001 - 30.000                            11           1,134,450.46             0.19
30.001 - 40.000                            21           2,354,669.79             0.39
40.001 - 50.000                            56           7,214,148.44             1.18
50.001 - 60.000                           140          21,785,255.69             3.57
60.001 - 70.000                           412          65,136,992.68            10.66
70.001 - 80.000                         2,291         371,869,037.15            60.88
80.001 - 90.000                           698         102,194,284.13            16.73
90.001 - 100.000                          279          38,874,914.90             6.36
-------------------------------------------------------------------------------------------
TOTAL:                                  3,910        $610,854,253.24           100.00%
-------------------------------------------------------------------------------------------
Minimum:                                6.500
Maximum:                              100.000
Weighted Average:                      78.519

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
FICO SCORE              NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
N/A                             4         $    377,854.51            0.06%
451 - 500                      13            1,786,897.25            0.29
501 - 550                     897          123,522,846.28           20.22
551 - 600                   1,181          174,153,727.44           28.51
601 - 650                   1,178          196,007,100.45           32.09
651 - 700                     491           87,518,501.07           14.33
701 - 750                     107           19,953,373.59            3.27
751 - 800                      37            7,334,952.65            1.20
>= 801                          2              199,000.00            0.03
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24          100.00%
--------------------------------------------------------------------------------
Minimum:                      489
Maximum:                      814
Weighted Average:             602

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       38

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
LOAN PURPOSE            NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Cash Out Refinance          2,177         $337,886,982.63              55.31%
Purchase                    1,348          215,885,667.54              35.34
Rate/Term Refinance           385           57,081,603.07               9.34
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PROPERTY TYPE           NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Single Family               3,465         $527,152,409.66             86.30%
2 to 4 Family                 219           49,333,888.56              8.08
Condo                         226           34,367,955.02              5.63
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       39

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 STATE (TOP 30)
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
STATE (TOP 30)          NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
CA-S                          560         $124,810,594.21            20.43%
FL                            723          108,460,203.89            17.76
NY                            202           46,646,569.70             7.64
TX                            365           36,965,958.24             6.05
CA-N                          152           30,189,267.92             4.94
NJ                            107           20,830,125.26             3.41
WA                            120           20,517,592.04             3.36
MN                            114           19,158,959.02             3.14
VA                            117           18,866,470.95             3.09
MA                             78           16,439,120.09             2.69
NV                             93           15,838,370.67             2.59
MD                             80           14,241,797.56             2.33
MI                            124           14,132,820.85             2.31
OH                            139           13,367,677.90             2.19
AZ                             99           12,655,406.46             2.07
GA                             65            8,778,537.30             1.44
OR                             59            8,203,049.21             1.34
MO                             84            8,057,580.18             1.32
CT                             46            7,609,065.57             1.25
TN                             84            7,177,480.10             1.17
PA                             64            6,865,433.33             1.12
CO                             40            6,314,352.48             1.03
IL                             50            5,966,610.56             0.98
RI                             29            5,295,411.27             0.87
WI                             44            4,113,584.18             0.67
IN                             37            3,780,705.72             0.62
OK                             33            3,513,537.16             0.58
NC                             28            2,795,429.33             0.46
SC                             23            2,489,660.60             0.41
IA                             24            1,976,033.42             0.32
Other                         127           14,796,848.07             2.42
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       40

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                DOCUMENTATION TYPE
----------------------------------------------------------------------------------
                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
DOCUMENTATION TYPE        NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------

Full (12 Months
   Income Verification)       2,402         $358,562,905.11           58.70%
Full Plus (24 Months
   Income Verification)         177           27,006,931.09            4.42
Stated                        1,284          217,629,980.38           35.63
Limited                          47            7,654,436.66            1.25
----------------------------------------------------------------------------------
TOTAL:                        3,910         $610,854,253.24          100.00%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROSS MARGIN
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
GROSS MARGIN (%)        NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 3.000                        1         $     62,961.32             0.01%
4.001 - 4.500                   2              480,229.08             0.08
4.501 - 5.000                   1              175,750.00             0.03
5.001 - 5.500               2,818          453,840,005.81            74.30
5.501 - 6.000                 357           56,967,861.47             9.33
6.001 - 6.500                 451           63,839,047.02            10.45
6.501 - 7.000                 279           35,326,398.54             5.78
9.501 - 10.000                  1              162,000.00             0.03
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24           100.00%
--------------------------------------------------------------------------------
Minimum:                    2.750
Maximum:                    9.525
Weighted Average:           5.686

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       41

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INITIAL PERIODIC RATE CAP
--------------------------------------------------------------------------------
INITIAL PERIODIC        NO. OF LOANS   TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
  RATE CAP (%)                                  ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
3.000                       3,750         $582,900,708.73             95.42%
5.000                         160           27,953,544.51              4.58
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24            100.00%
--------------------------------------------------------------------------------
Minimum:                    3.000
Maximum:                    5.000
Weighted Average:           3.092

--------------------------------------------------------------------------------
                                PERIODIC RATE CAP
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PERIODIC RATE CAP (%)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1.000                       3,910         $610,854,253.24            100.00%
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       42

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAXIMUM RATE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
MAXIMUM RATE (%)        NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
10.001 - 10.500                 3         $    645,641.63             0.11%
10.501 - 11.000                42            8,484,893.94             1.39
11.001 - 11.500               115           21,792,879.36             3.57
11.501 - 12.000               439           84,396,831.67            13.82
12.001 - 12.500               606          109,410,383.10            17.91
12.501 - 13.000               722          126,554,857.37            20.72
13.001 - 13.500               193           32,526,647.75             5.32
13.501 - 14.000               229           35,415,856.15             5.80
14.001 - 14.500               402           57,283,733.80             9.38
14.501 - 15.000               478           65,989,324.45            10.80
15.001 - 15.500               262           29,475,208.86             4.83
15.501 - 16.000               214           21,244,857.97             3.48
16.001 - 16.500                74            6,868,670.17             1.12
16.501 - 17.000                67            5,557,836.88             0.91
17.001 - 17.500                26            2,029,326.40             0.33
17.501 - 18.000                19            1,708,735.45             0.28
18.001 - 18.500                12              791,039.69             0.13
18.501 - 19.000                 6              618,750.00             0.10
19.001 - 19.500                 1               58,778.60             0.01
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24           100.00%
--------------------------------------------------------------------------------
Minimum:                   10.405
Maximum:                   19.355
Weighted Average:          13.249

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       43

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FLOOR
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
FLOOR (%)               NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 5.500                       74         $ 14,316,144.27             2.34%
5.501 - 6.000                 434           84,755,433.76            13.87
6.001 - 6.500                 649          117,477,965.52            19.23
6.501 - 7.000                 761          133,104,370.70            21.79
7.001 - 7.500                 193           32,735,474.30             5.36
7.501 - 8.000                 220           34,532,074.28             5.65
8.001 - 8.500                 406           57,988,687.95             9.49
8.501 - 9.000                 487           67,021,650.88            10.97
9.001 - 9.500                 263           29,723,743.86             4.87
9.501 - 10.000                217           21,521,570.53             3.52
10.001 - 10.500                75            6,912,670.17             1.13
10.501 - 11.000                67            5,557,836.88             0.91
11.001 - 11.500                26            2,029,326.40             0.33
11.501 - 12.000                19            1,708,735.45             0.28
12.001 - 12.500                12              791,039.69             0.13
12.501 - 13.000                 6              618,750.00             0.10
13.001 - 13.500                 1               58,778.60             0.01
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24           100.00%
--------------------------------------------------------------------------------
Minimum:                    5.500
Maximum:                   13.355
Weighted Average:           7.300

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       44

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 1
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------
NEXT RATE ADJUSTMENT                   TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
DATE                    NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
2006-05                         7         $    638,075.79             0.10%
2006-06                        25            2,897,190.64             0.47
2006-07                        74            8,994,617.67             1.47
2006-08                        50            7,227,829.63             1.18
2006-09                       736          112,996,013.73            18.50
2006-10                     1,413          222,814,770.31            36.48
2006-11                     1,147          181,017,096.12            29.63
2006-12                       150           22,725,115.30             3.72
2007-06                         1              102,363.42             0.02
2007-07                         1               75,865.93             0.01
2007-08                         5              712,536.73             0.12
2007-09                        32            5,153,263.46             0.84
2007-10                        53            9,114,408.00             1.49
2007-11                        46            7,226,511.00             1.18
2007-12                        10            1,205,051.00             0.20
2009-06                         1              275,380.27             0.05
2009-07                         3              353,622.58             0.06
2009-08                         1              108,208.67             0.02
2009-09                        41            7,190,358.24             1.18
2009-10                        54            9,548,142.75             1.56
2009-11                        54            9,389,832.00             1.54
2009-12                         6            1,088,000.00             0.18
--------------------------------------------------------------------------------
TOTAL:                      3,910         $610,854,253.24           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       45

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

---------------------------------------------------------------------------------------------------------------------
                                              COLLATERAL SUMMARY: POOL 2
---------------------------------------------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS                         2,267    GEOGRAPHIC DISTRIBUTION
TOTAL OUTSTANDING LOAN BALANCE          460,986,347    (Other States account individually for less than 5.00%
AVERAGE LOAN BALANCE                        203,346    of the Cut-Off Date Pool 2 principal balance
FIXED RATE                                      0.0%      CA                                                    38.9%
ADJUSTABLE RATE                               100.0%      FL                                                    17.1%
PREPAYMENT PENALTY COVERAGE                    77.5%      NY                                                     6.0%
WEIGHTED AVERAGE COUPON                         7.3%
WEIGHTED AVERAGE MARGIN                         5.7%
WEIGHTED AVERAGE INITIAL PERIODIC CAP           3.1%   OCCUPANCY STATUS
WEIGHTED AVERAGE PERIODIC CAP                   1.0%      Primary Home                                          95.6%
WEIGHTED AVERAGE MAXIMUM RATE                  13.3%      Investment                                             4.0%
WEIGHTED AVERAGE FLOOR                          7.3%      Second Home                                            0.5%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)            360
WEIGHTED AVERAGE REMAINING TERM (MO.)           359    INTEREST ONLY
WEIGHTED AVERAGE CLTV                          79.5%      None                                                  93.2%
WEIGHTED AVERAGE FICO                           603       60 Months                                              6.8%

PRODUCT TYPE                                           LOAN PURPOSE
   2/28 ARM (Libor)                            94.0%   Cash Out Refinance                                       54.3%
   5/25 ARM (Libor)                             3.3%   Purchase                                                 39.0%
   3/27 ARM (Libor)                             2.8%   Rate/Term Refinance                                       6.7%

PREPAYMENT PENALTY (YEARS)                             DOCUMENTATION TYPE
      None                                     22.5%         Full (12 Months Income Verification)               45.1%
      1 Year                                    2.8%         Full Plus (24 Months Income Verification)           3.7%
      2 Years                                  70.7%         Stated                                             49.5%
      3 Years                                   4.1%         Limited                                             1.7%

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       46

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                       COLLATERAL CHARACTERISTICS: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SCHEDULED PRINCIPAL BALANCES
-------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
  CURRENT BALANCE ($)    NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
0.01 - 50,000.00                  36      $  1,601,937.53             0.35%
50,000.01 - 100,000.00           393        31,830,487.01             6.90
100,000.01 - 150,000.00          565        70,730,324.02            15.34
150,000.01 - 200,000.00          387        67,471,361.88            14.64
200,000.01 - 250,000.00          235        52,242,167.06            11.33
250,000.01 - 300,000.00          162        44,692,102.85             9.69
300,000.01 - 350,000.00          134        44,278,973.95             9.61
350,000.01 - 400,000.00          183        68,933,818.11            14.95
400,000.01 - 450,000.00           77        32,661,804.83             7.09
450,000.01 - 500,000.00           83        39,845,941.81             8.64
500,000.01 - 550,000.00            7         3,607,560.46             0.78
550,000.01 - 600,000.00            2         1,161,058.89             0.25
600,000.01 - 650,000.00            3         1,928,808.89             0.42
-------------------------------------------------------------------------------
TOTAL:                         2,267      $460,986,347.29           100.00%
-------------------------------------------------------------------------------
Minimum:                   34,963.60
Maximum:                  650,000.00
Average:                  203,346.43

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       47

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                 MORTGAGE RATES
----------------------------------------------------------------------------
                                   TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
     RATE (%)       NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------
<= 5.500                   19         $  6,500,902.05             1.41%
5.501 - 6.000              69           21,310,784.80             4.62
6.001 - 6.500             116           38,146,379.84             8.27
6.501 - 7.000             386           88,194,860.25            19.13
7.001 - 7.500             700          132,677,859.62            28.78
7.501 - 8.000             728          131,086,568.07            28.44
8.001 - 8.500             127           20,764,407.41             4.50
8.501 - 9.000              52           12,614,053.02             2.74
9.001 - 9.500              25            4,183,305.90             0.91
9.501 - 10.000             26            3,562,007.75             0.77
10.001 - 10.500             7              539,672.93             0.12
10.501 - 11.000             8              938,846.68             0.20
11.501 - 12.000             2              337,898.97             0.07
12.001 - 12.500             1               37,800.00             0.01
12.501 - 13.000             1               91,000.00             0.02
----------------------------------------------------------------------------
TOTAL:                  2,267         $460,986,347.29           100.00%
----------------------------------------------------------------------------
Minimum:                5.155
Maximum:               13.000
Weighted Average:       7.309

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       48

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        ORIGINAL TERMS TO STATED MATURITY
---------------------------------------------------------------------------------
                                        TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------

360                          2,267         $460,986,347.29           100.00%
---------------------------------------------------------------------------------
TOTAL:                       2,267         $460,986,347.29           100.00%
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                       REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------
                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
REMAINING TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------

301-360                       2,267         $460,986,347.29           100.00%
----------------------------------------------------------------------------------
TOTAL:                        2,267         $460,986,347.29           100.00%
----------------------------------------------------------------------------------
Minimum:                        349
Maximum:                        360
Weighted Average:               359

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       49

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          COMBINED LOAN- TO-VALUE RATIO
-------------------------------------------------------------------------------------------
                                                  TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
COMBINED LOAN-TO-VALUE RATIO (%)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------

10.001 - 20.000                             1        $     50,000.00             0.01%
20.001 - 30.000                             4             480,877.15             0.10
30.001 - 40.000                            16           1,988,902.58             0.43
40.001 - 50.000                            27           3,550,810.69             0.77
50.001 - 60.000                            68          11,202,440.72             2.43
60.001 - 70.000                           187          41,844,167.60             9.08
70.001 - 80.000                         1,381         274,755,665.98            59.60
80.001 - 90.000                           436          98,821,804.27            21.44
90.001 - 100.000                          147          28,291,678.30             6.14
-------------------------------------------------------------------------------------------
TOTAL:                                  2,267        $460,986,347.29           100.00%
-------------------------------------------------------------------------------------------
Minimum:                               16.390
Maximum:                              100.000
Weighted Average:                      79.511

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
FICO SCORE             NO. OF LOANS             ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
451 - 500                      6          $  1,009,233.83              0.22%
501 - 550                    470            91,728,552.65             19.90
551 - 600                    694           139,457,334.13             30.25
601 - 650                    681           136,691,501.29             29.65
651 - 700                    312            67,508,586.01             14.64
701 - 750                     79            18,525,055.24              4.02
751 - 800                     23             5,532,484.14              1.20
>=801                          2               533,600.00              0.12
--------------------------------------------------------------------------------
TOTAL:                     2,267          $460,986,347.29            100.00%
--------------------------------------------------------------------------------
Minimum:                     462
Maximum:                     808
Weighted Average:            603

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       50

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
LOAN PURPOSE            NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Cash Out Refinance          1,205         $250,505,489.92           54.34%
Purchase                      903          179,619,663.59           38.96
Rate/Term Refinance           159           30,861,193.78            6.69
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29          100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PROPERTY TYPE           NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Single Family               2,024         $411,251,642.10            89.21%
2 to 4 Family                 100           22,856,765.40             4.96
Condo                         143           26,877,939.79             5.83
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       51

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 STATE (TOP 30)
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
STATE (TOP 30)          NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
CA-S                          481         $140,345,179.14            30.44%
FL                            454           78,678,326.48            17.07
CA-N                          131           38,782,106.15             8.41
NY                             99           27,691,288.99             6.01
TX                            168           20,915,957.18             4.54
WA                             77           15,655,333.95             3.40
NJ                             67           14,766,041.77             3.20
MD                             51           13,091,433.24             2.84
VA                             46            9,203,135.38             2.00
MA                             32            7,892,768.46             1.71
NV                             36            7,608,374.77             1.65
OR                             39            7,432,917.93             1.61
MN                             42            7,223,196.92             1.57
MI                             56            7,105,650.50             1.54
OH                             62            6,959,270.69             1.51
GA                             44            6,589,885.41             1.43
AZ                             46            6,476,343.31             1.40
CT                             33            5,798,145.05             1.26
MO                             30            4,058,937.13             0.88
TN                             38            3,884,634.81             0.84
IL                             29            3,841,455.77             0.83
RI                             16            2,954,890.32             0.64
SC                             18            2,894,719.35             0.63
CO                             18            2,788,415.35             0.60
PA                             25            2,467,105.16             0.54
NC                             14            2,139,816.92             0.46
OK                             19            2,101,943.64             0.46
WI                             17            1,742,602.94             0.38
IN                             14            1,475,375.69             0.32
KS                             10            1,231,703.18             0.27
Other                          55            7,189,391.71             1.56
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       52

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                DOCUMENTATION TYPE
----------------------------------------------------------------------------------
                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
DOCUMENTATION TYPE        NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------

Full (12 Months Income
   Verification)              1,082         $207,894,096.99             45.10%
Full Plus (24 Months
   Income Verification)          98           17,049,827.35              3.70
Stated                        1,052          228,214,115.83             49.51
Limited                          35            7,828,307.12              1.70
----------------------------------------------------------------------------------
TOTAL:                        2,267         $460,986,347.29            100.00%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROSS MARGIN
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
GROSS MARGIN (%)        NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
4.001 - 4.500                   1         $    387,249.60             0.08%
4.501 - 5.000                   3              859,819.41             0.19
5.001 - 5.500               1,662          337,142,796.93            73.14
5.501 - 6.000                 269           55,387,039.50            12.01
6.001 - 6.500                 253           52,555,561.00            11.40
6.501 - 7.000                  78           14,511,480.85             3.15
7.501 - 8.000                   1              142,400.00             0.03
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------
Minimum:                    4.275
Maximum:                    7.700
Weighted Average:           5.672

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       53

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INITIAL PERIODIC RATE CAP
--------------------------------------------------------------------------------
INITIAL PERIODIC RATE                  TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
       CAP (%)          NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
3.000                       2,188         $445,850,481.45            96.72%
5.000                          79           15,135,865.84             3.28
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------
Minimum:                    3.000
Maximum:                    5.000
Weighted Average:           3.066

--------------------------------------------------------------------------------
                                PERIODIC RATE CAP
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PERIODIC RATE CAP (%)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1.000                       2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       54

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAXIMUM RATE
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
MAXIMUM RATE (%)        NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
10.501 - 11.000                 5         $  1,876,000.00             0.41%
11.001 - 11.500                21            7,033,956.63             1.53
11.501 - 12.000                78           22,083,037.51             4.79
12.001 - 12.500               139           42,235,279.55             9.16
12.501 - 13.000               400           89,998,331.08            19.52
13.001 - 13.500               676          128,495,905.33            27.87
13.501 - 14.000               701          126,852,844.53            27.52
14.001 - 14.500               127           20,456,013.13             4.44
14.501 - 15.000                53           12,611,328.02             2.74
15.001 - 15.500                24            4,051,700.18             0.88
15.501 - 16.000                24            3,346,732.75             0.73
16.001 - 16.500                 7              539,672.93             0.12
16.501 - 17.000                 8              938,846.68             0.20
17.501 - 18.000                 2              337,898.97             0.07
18.001 - 18.500                 1               37,800.00             0.01
18.501 - 19.000                 1               91,000.00             0.02
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------
Minimum:                   10.682
Maximum:                   19.000
Weighted Average:          13.276

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       55

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FLOOR
--------------------------------------------------------------------------------
                                       TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
    FLOOR (%)           NO. OF LOANS            ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 5.500                       17         $  5,952,565.57             1.29%
5.501 - 6.000                  67           20,606,563.78             4.47
6.001 - 6.500                 119           39,181,643.72             8.50
6.501 - 7.000                 387           88,412,153.87            19.18
7.001 - 7.500                 700          132,677,859.62            28.78
7.501 - 8.000                 728          131,086,568.07            28.44
8.001 - 8.500                 127           20,764,407.41             4.50
8.501 - 9.000                  52           12,614,053.02             2.74
9.001 - 9.500                  25            4,183,305.90             0.91
9.501 - 10.000                 26            3,562,007.75             0.77
10.001 - 10.500                 7              539,672.93             0.12
10.501 - 11.000                 8              938,846.68             0.20
11.501 - 12.000                 2              337,898.97             0.07
12.001 - 12.500                 1               37,800.00             0.01
12.501 - 13.000                 1               91,000.00             0.02
--------------------------------------------------------------------------------
TOTAL:                      2,267         $460,986,347.29           100.00%
--------------------------------------------------------------------------------
Minimum:                    5.500
Maximum:                   13.000
Weighted Average:           7.312

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       56

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS CONTINUED: POOL 2
--------------------------------------------------------------------------------
          Collateral characteristics are listed below as of 11/1/2004.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------
                                           TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE   NO. OF LOANS           ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------------

2005-12                             1         $    451,339.24             0.10%
2006-04                             2              249,560.76             0.05
2006-05                             3              277,905.12             0.06
2006-06                            17            2,569,418.63             0.56
2006-07                            47            8,287,710.74             1.80
2006-08                            38            7,880,305.06             1.71
2006-09                           489           98,365,767.86            21.34
2006-10                           787          163,851,081.52            35.54
2006-11                           662          137,936,554.72            29.92
2006-12                            73           13,315,161.00             2.89
2007-06                             1              163,345.07             0.04
2007-07                             3              343,827.06             0.07
2007-08                             2              227,575.37             0.05
2007-09                            22            3,948,945.91             0.86
2007-10                            25            5,324,293.39             1.15
2007-11                            15            2,555,090.00             0.55
2007-12                             1              102,600.00             0.02
2009-05                             1               44,620.58             0.01
2009-07                             1              197,712.75             0.04
2009-08                             2              500,930.84             0.11
2009-09                            21            4,020,041.09             0.87
2009-10                            30            5,615,360.58             1.22
2009-11                            21            4,349,400.00             0.94
2009-12                             3              407,800.00             0.09
------------------------------------------------------------------------------------
TOTAL:                          2,267         $460,986,347.29           100.00%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       57